THE BERWYN FUND, INC.
Shareholders Services
c/o PFPC Inc.
P. O. Box 8987
Wilmington, DE  19899



STATEMENT OF ADDITIONAL INFORMATION

April 30, 1998




	This Statement of Additional Information ("SAI") is not a Prospectus. It is a document that relates to the Prospectus of The Berwyn Fund, Inc. (the "Fund") April 30, 1998 and contains additional information regarding the Fund. This SAI should be read in conjunction with the Prospectus. A Prospectus may be obtained by writing to the Fund at the above address.


























TABLE OF CONTENTS



Investment Policies and Risk
Factors...............................................................
 ......................	2

Investment
Restrictions..........................................................
 ................................................	3

Investment Advisory
Arrangements..........................................................
 ..............................	4

Expense
Limitation............................................................
 ....................................................	5

Directors and
Officers..............................................................
 ..............................................	6

Ownership of the
Fund..................................................................
 .........................................	7

Portfolio Transactions and Brokerage
Commissions...........................................................
 ....	8

Computation of Net Asset
Value.................................................................
 ...........................	9

Share
Purchases.............................................................
 ........................................................	9

Distributor...........................................................
 ..................................................................	10

Redemption of
Shares................................................................
 ............................................	10

Calculation of Performance
Data..................................................................
 ..........................	10

General
Information...........................................................
 ....................................................	11

Financial
Statements............................................................
 ...................................................	12














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INVESTMENT POLICIES AND RISK FACTORS

(See also "Investment Objective, Policies and Risk Factors" in the
Prospectus.)

	The Fund is a no-load, non-diversified, open-end management investment company that seeks long-term (i.e., greater than one year) capital appreciation by investing in common stocks and fixed income securities. Current income is a secondary consideration.

	Under normal market conditions, the Fund invests at least 80% of the value of its net assets in common stocks. The Fund invests in common stocks that The Killen Group, Inc. (the "Adviser") considers to be selling at undervalued prices. These stocks are ones selling substantially below their book value or at a low valuation to present earnings or are stocks of companies, judged by the Adviser, to have above average growth prospects and to be selling at a small premium to book value or at modest valuation to their present earnings level.

	The investment approach of the Fund may be deemed "contrarian" in that it may lead the Fund to select stocks not recommended by other investment advisers or brokerage firms.

	While the portfolio of the Fund emphasizes common stocks, the Fund may also invest up to 20% of the value of its net assets in fixed income securities. The fixed income securities in which the Fund invests are corporate bonds and preferred stocks. The Fund selects fixed income securities that have a potential for capital appreciation.

	There are no restrictions on the Adviser as to the investment rating a fixed income corporate debt security must have in order to be purchased. The Fund may purchase fixed income corporate debt securities in any investment grade rating listed by Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service. Inc. ("Moody's). (See Appendices A and B for Standard & Poor's and Moody's definitions of Bond ratings.) This means that the Fund may invest up to 20% of the value of its net assets in high yield high risk corporate debt securities that are commonly referred to as "junk bonds". These are corporate debt securities that are rated lower than BBB by Standard & Poor's and Baa by Moody's. These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds. There is the risk that the issuer of a lower rated security may default in the payment of interest and principal. On the whole, these lower rated securities are considered speculative investments.

	As of December 31, 1997, 0.50% of the Fund's net assets were invested in lower rated corporate debt securities.

	The Fund will normally invest in common stocks and fixed income securities, but it may at times, for temporary defensive purposes, invest all or a portion of its assets in no load money market funds, savings accounts and certificates of deposit of domestic banks with assets in excess of $1,000,000, commercial paper with the highest investment grade rating (i.e., A-l and



-2-
P-1, as defined in Standard & Poor's and Moody's Commercial Paper
Ratings, respectively), repurchase agreements, and U.S. treasury bills, treasury notes and treasury bonds, or cash.

	Investment by the Fund in a no-load money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund.

	When the Fund invests in securities issued by the U. S.
Government, the Government is not required to provide financial support to the Fund.

	The Fund may invest in real estate investment trusts ("REITs"). These are companies that invest their capital in real estate, long and short term mortgages and construction loans. These companies normally do not pay Federal income tax but distribute their income to their shareholders who become liable for the tax. The Fund invests in REITs that generate income and have a potential for capital appreciation. There are risks in investing in REITs. The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless. The Adviser, however, monitors the investment environment and the Fund's investments as means of lessening risks.
As of December 31, 1997, none of the Fund's net assets were invested in REITs.

	Repurchase agreements are defined as agreements wherein a seller of a security agrees with the Fund at the time of sale to repurchase the security from the Fund at a mutually agreed upon time and price. The Fund intends to enter into repurchase agreements only with established banking institutions that deal in treasury bills and notes. The Fund intends to invest mostly in overnight repurchase agreements. The Fund will only invest up to 5% of its net assets in repurchase agreements. In the event of the bankruptcy of the seller of a repurchase agreement or the failure of a seller to repurchase the underlying security as agreed upon, the Fund could experience losses that include: a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; a possible loss of all or part of the income; and the Fund will incur additional expenses enforcing its rights. As of December 31, 1997, the Fund had 2.0% of its assets invested in repurchase agreements.

INVESTMENT RESTRICTIONS

	In addition to the two restrictions listed in the discussion of "Investment Objective, Policies and Risk Factors" in the Prospectus, the Fund will not:

(1) purchase more than 10% of the outstanding voting securities of a single issuer;

(2) invest more than 25% of the value of its total assets in any one industry;

(3) lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be making of a loan;

(4) buy or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

(5) underwrite securities of other issuers, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

(6)  make short sales or purchase securities on margin;

(7) borrow money, except that the Fund may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

(8) invest for the purposes of exercising control or management;

(9) invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public);

(10)  participate in a joint investment account; and

(11)  issue senior securities.

	These investment restrictions may not be changed without approval by vote of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act") such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) at least 67% of shares present or represented at the meeting, provided that the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.

	The Fund has also adopted certain investment restrictions that are not fundamental. These restrictions are that (i) the Fund will not invest in real estate limited partnerships or in oil, gas or other mineral leases, and (ii) the Fund's investments in warrants will not exceed 5% of the Fund's net assets. Restrictions that are not fundamental may be changed by a vote of the majority of the Board of Directors. But if any of these non-fundamental restrictions are changed, the Fund will give shareholders at least 60 days' written notice.

INVESTMENT ADVISORY ARRANGEMENTS

	(See also "Management of the Fund" in the Prospectus)

	The Killen Group, Inc. is the investment adviser (the
"Adviser") to the Fund. Robert E. Killen is Chairman, Chief Executive Officer ("CEO") and sole shareholder of the Adviser.

Edward A. Killen II is Vice President and Secretary of the Adviser. Both Robert E. Killen II and Edward A. Killen are Directors of the Adviser and Robert E. Killen is a Director of the Fund. In addition, Robert E. Killen is President of the Fund. He is the person primarily responsible for the day-to-day management of the Fund's portfolio. He has been managing the portfolio since May 4, 1984.

	The Adviser provides the Fund with investment management services. Under the Contract between the Fund and the Adviser (the "Contract"), the Adviser provides the Fund with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the Fund's resources. The Adviser also provides the Fund with office space and with personnel to administer the daily operations of the Fund. These individuals prepare and maintain the accounts, books and records of the Fund, calculate the net asset value per share daily each day the New York Stock Exchange is open, prepare and file all the documents required of the Fund under Federal and state laws and prepare all shareholder reports. In addition, the Adviser pays all expenses associated with the promotion of the Fund.

	The Contract provides that it will continue in effect from year to year if continuation is specifically approved annually by a vote of a majority of the outstanding voting securities of the Fund. Continuance of the Contract must also be approved annually by the Board of Directors including a majority of Directors who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund may terminate the Contract on sixty days written notice to the Adviser without payment of any penalty, provided such termination is approved by the Board of Directors or by a majority of the outstanding voting securities. The Adviser may terminate the Contract by notifying the Fund in writing at least sixty days before the date of the annual shareholder meeting that continuation of the Contract is not desired. The Contract will be automatically and immediately terminated in the event of its assignment by the Adviser.

	As compensation for its investment management services to the Fund, the Adviser receives monthly compensation at the annual rate of 1% of the average daily net assets of the Fund. The fee is computed daily by multiplying the net assets for a day by 1% and dividing the result by 365. At the end of the month, the daily fees are added and the resulting amount paid to the Adviser.

	The Fund paid the Adviser $947,901 in fees in 1997, $976,110 in 1996, and $787,039 in 1995.

EXPENSE LIMITATION

	Under the Contract, the Adviser's fee is to be reduced in any fiscal year by any amount necessary to prevent Fund expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by the Fund or the Adviser, but inclusive of the Adviser's fee) from exceeding 2% of the average daily net assets of the Fund. In any month that the Fund's expenses and liabilities exceed 2%, the

Adviser's fee will be reduced so that expenses and liabilities will be 2%. Although the Fund expects to maintain expenses within 2% of its average daily net assets, the Adviser will not be responsible for additional expenses exceeding its advisory fee. During any period when the net assets of the Fund exceed $100 million, as the net assets did as of December 31, 1997, the expense limitation is 1.5%. The Fund has not experienced the expense limitation since 1985. In 1997, the Fund's ratio of expenses to average net assets was 1.20%.

DIRECTORS AND OFFICERS

	The directors and executive officers of the Fund and their principal occupations for the past five years are set forth below:

Name, Age, Position
       and Address       	Principal Occupation for the Past Five
Years
*Robert E. Killen (57)	Director of Westmoreland Coal Co. (a
mining company) since
President & Director	July 1996.  Director and Shareholder,
Berwyn Financial Services
1199 Lancaster Avenue	Corp., a financial services company
(registered as a broker-dealer
Berwyn, Pennsylvania	with the Securities and Exchange
Commission ("SEC") since
			December, 1993 and a member of the
National Association of
			Securities Dealers, Inc. (the "NASD")
since July, 1994) since
			October, 1991.  President and Director
of Berwyn Income Fund,
			Inc. (a registered investment company
managed by the Adviser)
			since December 1986.  Chairman , CEO
and Sole Shareholder of
			the Adviser (an investment advisory
firm) since April 1996.
			President, Treasurer, Director and Sole
Shareholder of the Adviser
			from September 1982 to March 1996.

Denis P. Conlon (50)	Director of Berwyn Income Fund, Inc.,
since June 1992.
Director		President and CEO of CRC Industrial (a
worldwide
1282 Farm Road	manufacturer) since September 1996.  Vice President,
Corporate
Berwyn, Pennsylvania	Development, Berwind Corporation
(diversified manufacturing 			and financial company) from
 1990 to September 1996.

*Anthony N. Carrelli (49)	Director of Berwyn Income Fund, Inc.
since December 1996.
Director		Vice President of the Adviser since
August 1986.
1189 Lancaster Avenue
Berwyn, Pennsylvania

Deborah D. Dorsi (42)	Director of Berwyn Income Fund, Inc.,
since April 1998.
Director		Retired Technology Industry Executive
since 1994.  Director
2801 Stanbridge Street	Worldwide Customer Support, Kulicke &
Soffa Industries, Inc.
Norristown, Pennsylvania	(Semi-Conductor Equipment Manufacturer)
from 1993-1994.
			Corporate Account Manager for Kulicke &
Soffa Industries, Inc.
			prior to 1993.

-6-
*Kevin M. Ryan (50)	President, Treasurer, Director and
Shareholder of Berwyn
Secretary-Treasurer	Financial Services Corp. (registered as
a broker-dealer with the
and Director		the SEC since December, 1993 and a
member of the NASD since
1199 Lancaster Avenue	July, 1995) since October 1991.
Registered Principal with
Berwyn Pennsylvania	Securities America, Inc. (a broker-
dealer) from March 1993 to
			August 1994.  Secretary and Treasurer
of Berwyn Income Fund,
			Inc. since 1986.  Director of Berwyn
Income Fund, Inc. from
			December 1986 to January 1995.  Counsel
to the Adviser since
			September 1985.

*Robert E. Killen, Anthony N. Carrelli and Kevin M. Ryan are "interested persons" of the Fund, as defined in the 1940 Act (the "Interested Directors"). Robert E. Killen is Chairman, CEO and sole shareholder of the Adviser. He is also a Director and owner of 1/3 of the outstanding shares of Berwyn Financial Services Corp., a broker-dealer. Anthony N. Carrelli is a Vice President of the Adviser.
Kevin M. Ryan is legal counsel to the Adviser and he is an Officer, Director and the Owner of 1/3 of the outstanding shares of Berwyn Financial Services Corp. In addition, Robert E. Killen and Kevin M. Ryan are brothers-in-law. Berwyn Financial Services Corp. serves as the distributor for the Fund's shares in certain jurisdictions. (See "Portfolio Transactions and Brokerage Commissions" and "Distributor" for further information on Berwyn Financial.)

Mr. Conlon and Ms. Dorsi are the Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Directors") and are paid a fee of $400 for each Board or Committee meeting attended and are reimbursed by the Fund for any travel expenses. If a Board and Committee meeting are held on the same date, the Independent Directors receive only one fee. Mr. Conlon and Ms. Dorsi also serve as Independent Directors of Berwyn Income Fund, Inc. (another registered investment company managed by the Adviser). The Fund has not adopted a pension or retirement plan or any other plan that would afford benefits to its Directors. Ms. Dorsi was elected to the Board in April 1998 by vote of the Board of Directors. She replaces William H. Vonier who served on the Board from June 1992 until April 1998. In 1997, the Fund paid aggregate compensation of $1600 to Mr. Conlon and Mr. Vonier each and the total compensation from the Fund Complex was $3200 for Mr. Conlon and $3200 for Mr. Vonier. Officers of the Fund are not paid compensation by the Fund or the Fund Complex for their work as Officers and no fees are paid by the Fund or the Fund Complex to Interested Directors for the performance of their duties. (See "Management of the Fund" in the Prospectus for a discussion of management responsibilities of the Board and Officers.)

OWNERSHIP OF THE FUND

	As of March 31, 1998, there were 4,387,703 shares of the Fund outstanding. Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA was the record owner of 20% of the outstanding shares. National Financial Services Corp., One World Financial Center, 200 Liberty
Street, New York, NY was the record owner of 8% of the outstanding shares. The records of the Fund do not indicate that any individual owned more than 5% of the outstanding shares of the.



-7-
Fund. As of March 31, 1998, the Directors and Officers as a group, owned beneficially and of record 235,223 shares of the Fund. This amount constituted 5.4% of the outstanding shares

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

	Subject to policy established by the Fund's Board of Directors, the Adviser is responsible for the Fund's portfolio decisions and the buying and selling of the Fund's portfolio securities. In executing such transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities and capabilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, the Adviser is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

	The Adviser may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which in the opinion of the Board, are reasonable and necessary to the decision making responsibilities of the Adviser for the Fund. The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Adviser's other clients and not all such services may be used by the Adviser in connection with the Fund.
Those services may include economic studies, industry studies, security analysis or reports, sales literature of the Fund's portfolio securities and statistical services furnished either directly to the Fund or to the Adviser. Consideration will be given to brokers who have assisted in the distribution of shares of the Fund. No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Adviser.

	The Board has adopted procedures under Rule 17e-1 of the 1940 Act that permit the portfolio transactions to be executed through affiliated brokers. In 1995, 1996 and 1997, the Fund used an affiliated broker. The affiliated broker was Berwyn Financial Services Corp. ("BFS"). BFS is affiliated with the Fund by reason of the fact that Officers and Directors of the Fund and the Adviser are Officers, Directors and Shareholders of BFS. In addition, BFS serves as the distributor for the Fund's shares in certain jurisdictions pursuant to written agreement.

	In 1997, the Fund paid a total of $115,779 in commissions to BFS. The amount represents 50% of the total commissions paid by the Fund in 1997. The percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through BFS was 74%.

	In 1996, the Fund paid a total of $187,169 in commissions to BFS. This amount represents 62% of the total commissions paid by the Fund in 1996. The percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through BFS was 77%.



-8-
	In 1995, the Fund paid a total of $246,121 in commissions to BFS. This amount represents 73% of the total commissions paid by the Fund in 1995. The percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through BFS was 79%

	The Fund paid brokerage Commissions of $231,239 in 1997, $303,958 in 1996, and 335,153 in 1995. The decrease in brokerage commissions from 1996 to 1997 was due primarily to less investment in the Fund. The level of trading done in 1996 was similar to the level in 1995 and the amount paid in brokerage commissions was approximately the same.

	The Adviser has other advisory clients which include individuals, trusts, pension and profit sharing funds, some of which have similar investment objectives to the Fund. As such, there will be times when the Investment Adviser may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of the Investment Adviser to allocate purchases and sales as well as expenses incurred in the transactions among the Fund and its other clients in a manner which the Investment Adviser deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

COMPUTATION OF NET ASSET VALUE

	(See also "Computation of Net Asset Value" in the Prospectus). The net asset value per share of the Fund is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund. Net asset value per share is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily 4:00 p.m. Eastern Time) on each day that the Exchange is open and is effective as of the time of computation.

SHARE PURCHASES

	(See also "Share Purchases" in the Prospectus)

	The Fund is closed to new investors. This means that only investors who currently have accounts with the Fund may add to their accounts or open new accounts.

	The offering price of shares of the Fund is the net asset value per share next determined after receipt by the Transfer Agent or a broker authorized by the Fund to receive orders of the order for the purchase of shares. There is no sales load and the value of shares can be expected to fluctuate daily.




-9-
DISTRIBUTOR

	BFS, a broker-dealer registered with the SEC and a member of the NASD, is the current distributor of the Fund's shares, pursuant to a selling agreement which became effective on July 25, 1994 (the
"Selling Agreement"). Under the Selling Agreement, BFS is the non-exclusive agent in certain jurisdictions for the Fund's continuous offering of shares. Shares of the Fund are offered to the public at net asset value, without the imposition of a sales load. The jurisdictions in which BFS is the distributor are Arizona, Arkansas, Florida, Maryland, North Dakota, Nebraska, Texas, Vermont and West Virginia.

	The Selling Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually by the Fund's Board of Directors and by the vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Selling Agreement will terminate automatically in the event of its assignment.

	REDEMPTION OF SHARES

	(See "Redemption of Shares" in the Prospectus).

	The Fund will redeem all full and fractional shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after receipt of proper notice of redemption. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

	The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the Fund or $250,000 during any 90-day period. Should any shareholder's redemptions exceed this limitation, the Fund can, at its sole option, redeem the excess in cash or in portfolio securities selected solely by the Fund (and valued as in computing net asset value). In these circumstances, an investor that receives and sells such portfolio securities would probably incur a brokerage charge and there can be no assurance that the price realized by an investor upon the sale of such portfolio securities will not be less than the value used in computing net asset value for the purpose of such redemptions.

CALCULATION OF PERFORMANCE DATA

	The average annual total returns of the Fund for one year, five years and ten years ended December 31, 1997 are listed below:

One Year:            26.1%
Five Years:          17.0%
Ten Years:           15.2%



-10
	The one-year performance is for the period January 1, 1997 to December 31, 1997. The five-year period runs from January 1, 1993 to December 31, 1997 and the ten year-period runs from January 1, l988 to December 31, 1997. To obtain the performance listed above, the Fund computed its average total return for each period of time. The Fund made this calculation by first determining the total return for a period and then using an exponential function based upon the number of years involved to obtain an average.

	The total return for a period is calculated by determining the redeemable value of a $1,000 initial investment made at the beginning of the period, with dividends and capital gains reinvested on the reinvestment date, on the last day of the period and dividing the value by $1,000. The average annual total return for the period is calculated by taking the total return for the period and determining the annual average by using an exponential function based upon the number of years and any fraction thereof in the period. In addition to an average annual total return, the Fund calculates its total return on a calendar year basis. Listed below are the Fund's total returns for each calendar year from 1985 - 1997:

			January 1, 1985  -	December 31, l985	23.6%
			January 1, 1986  -	December 31, l986	14.6%
			January 1, 1987  -	December 31, l987	2.9%
			January 1, 1988  -	December 31, l988	21.6%
			January 1, 1989  -	December 31, l989	16.5%
			January 1, 1990  -	December 31, 1990	-23.9%
			January 1, 1991  -	December 31, 1991	43.7%
			January 1, 1992  -	December 31, 1992	20.6%
			January 1, 1993  -	December 31, 1993	22.9%
			January 1, 1994  -	December 31, 1994	3.9%
			January 1, 1995  -	December 31, 1995	19.2%
			January 1, 1996  -	December 31, 1996	14.4%
			January 1, 1997  -	December 31, 1997	26.1%

	The Fund calculates the total return for a calendar year by determining the redeemable value of $1,000 investment made at the beginning of the year with dividends and capital gains reinvested on the reinvestment date, on last day of the year and dividing that value by $1,000.

	Annual average total return and the total returns for calendar year are based on historical performance and are not intended as an indication of future performance.

GENERAL INFORMATION

The Fund

	The Fund is a Pennsylvania corporation organized on February 18, 1983. Since May 4, 1984, the Fund has been offering its shares for sale to the public. The Fund has authorized capital of 20,000,000 shares of common stock of $1 par value per share. Each share has equal


-11-
dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable. Fund shares do not have cumulative voting rights.

Custodian

	PNC Bank, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809 is the custodian for the Fund. The custodian holds all securities and cash owned by the Fund and collects all dividends and interest due on the securities.

Independent Accountants

	Price Waterhouse LLP, 30 South 17th Street, Philadelphia,
Pennsylvania, has been selected as the independent accountants for the Fund by the Board of Directors. Price Waterhouse LLP performs an annual audit of the financial statements of the Fund.

Tax Status

	The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended. (See "Dividends, Capital Gains, Distributions and Taxes" in the Prospectus for a discussion of the tax status of the Fund and the consequences to its shareholders.)

Litigation

	The Fund is not involved in any litigation or other legal proceedings.

FINANCIAL STATEMENTS

	The Fund's audited financial statements and notes thereto for the year ended December 31, 1997 and the unqualified report of Price Waterhouse LLP, the Fund's Independent Accountants on such financial statements (the "Report"), are included in the Fund's 1997 Annual Report to Shareholders (see "Annual Report") are incorporated by reference in this SAI. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the annual report by writing to the Funds or calling (800) 992-6757. The Report follows on the next page.












-12-
APPENDIX A

DEFINITIONS OF STANDARD & POOR'S BOND RATINGS



	Standard & Poor's Ratings Group gives ratings to bonds that range from AAA to D. Definitions of these ratings are set forth below. The Fund may invest in bonds with any of these ratings.

AAA	Debt rated AAA has the highest rating assigned by Standard &
Poor's. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,
CCC, CC
	Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree to speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C	The rating C is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default, and payment of interest and/or
repayment of principal is in
	arrears.










APPENDIX B
MOODY'S BOND RATINGS


	Moody's Investor's Service, Inc. give ratings to bonds that range from Aaa to D. Definitions of these ratings are set forth below. The Fund may invest in bonds with any of these ratings.

Aaa	-	These bonds are judged to be of the best quality.  They carry the smallest degree of
			investment risk.  Interest payments are protected by a large or by an exceptionally
			stable margin and principal is secure.

Aa	-	These bonds are judged to be of high quality by all
standards.  They are rated lower
			than the best bonds because margins of protection may not be as large as in Aaa
			securities or fluctuation of protective elements may be of
greater amplitude or there
			may be other elements present which make the long-term risks appear somewhat larger
			than in Aaa securities.

A	-	These are bonds which possess many favorable investment
attributes and are to be
			considered as upper medium grade obligations.  Factors giving security to principal and
			interest are considered adequate but elements may be present which suggest a
			susceptibility to impairment sometime in the future.

Baa	-	These bonds are considered as medium grade obligations, i.e., they are neither highly
			protected nor poorly secured.  Such  bonds lack outstanding
investment characteristics
			and in fact have speculative characteristics as well.

Ba	-	These are bonds judged to have speculative elements; their
future cannot be considered
			as well assured.  Uncertainty of position characterizes bonds in this class.

B	-	These bonds generally lack characteristics of the desirable
investment.  Assurance of
			interest and principal payments or of maintenance of other terms of the contract over
			any long period of time may be small.

Caa	-	These are bonds of poor standing.  Such issues may be in
default or there may be
			present elements of danger with respect to principal or interest.

Ca	-	These bonds represent obligations which are speculative in a high degree.  Such issues
			are often in default or have other market shortcomings.

C	-	These are the lowest rated class of bonds and issues so rated can be regarded as having
			extremely poor prospects of ever attaining any real investment standing.